NEWS RELEASE
TO BUSINESS EDITOR:

                COMM BANCORP, INC. REPORTS 22% EARNINGS INCREASE

     Clarks Summit, PA, January 29/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported record 2006 earnings of $6,350 thousand or $3.43 per share, an increase of $1,140 thousand or 21.9% from $5,210 thousand or $2.80 per share for 2005. Fourth quarter earnings increased $270 thousand or 20.3% to $1,600 thousand or $0.87 per share in 2006, compared to $1,330 thousand or $0.72 per share in 2005.

     Return on average assets ("ROAA") and return on average equity ("ROAE") improved significantly in comparison to the previous year. ROAA was 1.17% for both the fourth quarter and year ended December 31, 2006, compared to 0.98% and 0.97% for the respective periods of 2005. ROAE was 11.74% for the fourth quarter and 12.18% for the year in 2006 compared to 10.65% and 10.68% for the same periods of 2005.

     "I am extremely pleased with our Company's performance in 2006," stated William F. Farber, Sr., President and Chief Executive Officer. "The past year, characterized by a flat or inverted yield curve, proved extremely challenging for interest rate risk management. As a result, many banks experienced margin compression. As a result of prior planning, we were able to effectively manage our rate-sensitive assets and liabilities, which directly led to a 12.5% increase in net interest income and a 40 basis point improvement in the tax-equivalent net interest margin. In addition, greater efficiency due to cost control efforts also favorably impacted our bottom line," continued Farber. "In the fourth quarter, we completed the migration of our retail operations to a new, state-of-the-art teller platform. The new platform, in addition to further improving efficiency by reducing transaction processing time and cost, will allow us to offer new products and services to our customers in 2007," concluded Farber.

HIGHLIGHTS

     -    Net income improved 22% in 2006.

     -    Year-to-date earnings increased $0.63 per share.

     -    Tax-equivalent net interest margin widened 40 basis points.

     -    Operating efficiency improved 8.7% in 2006.

     -    Nonperforming assets declined 37%.

INCOME STATEMENT REVIEW

     Tax-equivalent net interest income increased $2.4 million or 12.2% to $22.1 million in 2006 from $19.7 million in 2005. A $4.8 million or 16.0% increase in tax-equivalent interest revenue was partially offset by a $2.4 million or 23.8% rise in interest expense. An 83 basis point improvement in the tax-equivalent yield on earning assets, coupled with growth of $7.8 million in average earning assets led to the increase in interest revenue. The tax-equivalent yield on earning assets was 6.70% in 2006 compared to 5.87% in 2005. Specifically, the tax-equivalent yield on the loan portfolio rose 73 basis points, as a significant portion of adjustable-rate loans repriced at higher rates in 2006. Similarly, the yield on the investment portfolio improved 82 basis points. Repayments and maturities, not used to fund loans, were reinvested at considerably higher rates. The growth in earning assets primarily resulted from an increase of $27.7 million or 7.0% in average loans. Partially offsetting the loan growth was a decrease in investments and federal funds sold of $19.9 million or 17.8%. The increase in interest expense resulted, for the most part, from a 56 basis point increase in the cost of funds. A $3.3 million increase in interest-bearing liabilities had only a minimal effect on interest expense. The cost of funds was impacted by higher short-term interest rates, as well as a shift from lower-costing savings accounts to certificates of deposit offering promotional rates. The tax equivalent net interest spread improved 27 basis points from 3.42% in 2005 to 3.69% in 2006, while the tax-equivalent net interest margin widened 40 basis points from 3.88% in 2005 to 4.28% in 2006.

     For the quarter and year ended December 31, the provision for loan losses amounted to $215 thousand and $890 thousand in 2006, compared to $163 thousand and $782 thousand in 2005.

     Noninterest revenue decreased $476 thousand or 12.3% to $3,408 thousand in 2006 from $3,884 thousand in 2005. Included in noninterest revenue in 2005 was a $235 thousand net gain on the sale of the merchant services portfolio in an asset purchase and revenue sharing agreement with a third party. Service charges, fees and commissions remained constant, while the downturn in the housing market contributed to a $244 thousand or 50.1% reduction in net gains on the sale of residential mortgages. For the fourth quarter, noninterest revenue totaled $839 thousand in 2006 and $841 thousand in 2005. A $23 thousand decrease in net gains on the sale of residential mortgages more than offset a $21 thousand increase in fee income.

     As a result of successful cost containment initiatives, noninterest expense declined $68 thousand. Higher personnel costs were more than offset by reductions in occupancy and equipment costs and other expenses. Year-to-date operating efficiency improved significantly as evidenced by a reduction in the operating efficiency ratio to 61.9% in 2006 compared to 67.3% in 2005. For the fourth quarter, noninterest expense decreased $50 thousand or 1.3% in comparison to the same period last year.

BALANCE SHEET REVIEW

     Total assets averaged $542.2 million in 2006, an increase of $7.5 million or 1.4% compared to $534.7 million in 2005. Average loans grew $27.7 million or 7.0% to $424.3 million in 2006 from $396.6 million in 2005. Average deposits increased $4.4 million to $484.5 million in 2006 compared to $480.1 million in 2005. Repayments from investment securities were used to supplement deposit growth in funding loan demand. As a result, the investment portfolio averaged $17.0 million or 16.4% lower comparing 2006 and 2005.

     Stockholders' equity improved $4.4 million to $54.1 million or $29.27 per share at December 31, 2006, from $49.7 million or $26.86 per share at the end of 2005. Net income of $6.4 million was the primary factor contributing to the improved equity. The stronger capital position resulted in an improvement in our Leverage ratio to 9.74% at December 31, 2006, from 9.04% at the end of 2005. Dividends declared amounted to $1.00 per share in 2006, an increase of $0.08 per share or 8.7% compared to $0.92 per share in 2005.

     More effective special asset management over the past year has led to prompt resolution of troubled loans and liquidation of foreclosed properties. As a result, asset quality steadily improved over the four quarters of 2006. Nonperforming assets decreased $1.5 million to $2.7 million or 0.65% of loans, net of unearned income, at December 31, 2006, from $4.2 million or 1.08% of loans, net of unearned income, one year earlier. A reduction in nonaccrual loans was primarily responsible for the improvement. The $0.7 million improvement in comparison to the end of the previous quarter, resulted from reductions in nonaccrual loans and accruing loans past due 90 days or more, partially offset by an increase in foreclosed assets.

     The allowance for loan losses equaled $4.4 million and 1.09% of loans, net of unearned income, at December 31, 2006, compared to $4.1 million and 1.06% one year ago. The allowance for loan losses covered 167.1% of nonperforming assets at year-end 2006, compared to 98.0% at the end of 2005. Net charge-offs were $583 thousand or 0.14% of average loans outstanding in 2006 and $513 thousand or 0.13% in 2005.

     Comm Bancorp, Inc. serves six Pennsylvania counties through Community Bank and Trust Company's 16 community-banking offices and a loan production office. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Dec. 31,     Sept. 30,    June 30,     March 31,    Dec. 31,
                                             2006         2006         2006         2006         2005
                                          ----------   ----------   ----------   ----------   ----------
Key performance data:

Per share data:
Net income                                $     0.87   $     0.87   $     0.85   $     0.84   $     0.72
Cash dividends declared                   $     0.25   $     0.25   $     0.25   $     0.25   $     0.23
Book value                                $    29.27   $    28.74   $    27.80   $    27.30   $    26.86
Tangible book value                       $    29.09   $    28.55   $    27.62   $    27.11   $    26.67
Market value:
   High                                   $    43.80   $    43.50   $    44.50   $    44.45   $    41.99
   Low                                    $    40.00   $    38.00   $    39.94   $    41.00   $    36.45
   Closing                                $    42.80   $    40.75   $    43.04   $    42.08   $    41.80
Market capitalization                     $   79,124   $   75,515   $   79,759   $   77,924   $   77,336
Common shares outstanding                  1,848,687    1,853,137    1,853,131    1,851,816    1,850,154

Selected ratios:
Return on average stockholders' equity         11.74%       12.24%       12.30%       12.47%       10.65%
Return on average assets                        1.17%        1.20%        1.16%        1.16%        0.98%
Leverage ratio                                  9.74%        9.57%        9.34%        9.13%        9.04%
Efficiency ratio                               62.11%       60.89%       62.49%       62.29%       67.56%
Nonperforming assets to loans, net              0.65%        0.78%        0.90%        0.95%        1.08%
Net charge-offs to average loans, net           0.22%        0.10%        0.08%        0.15%        0.10%
Allowance for loan losses to loans, net         1.09%        1.04%        1.03%        0.98%        1.06%
Earning assets yield (FTE)                      6.92%        6.85%        6.64%        6.39%        6.13%
Cost of funds                                   3.22%        3.10%        2.93%        2.78%        2.60%
Net interest spread (FTE)                       3.70%        3.75%        3.71%        3.61%        3.53%
Net interest margin (FTE)                       4.34%        4.38%        4.28%        4.12%        4.03%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 Dec. 31,      Dec. 31,
Year Ended                                                         2006          2005
----------                                                      ----------   -----------
Interest income:
Interest and fees on loans:
   Taxable                                                      $   27,457   $    22,985
   Tax-exempt                                                        1,556         1,329
Interest and dividends on investment
   securities available-for-sale:
   Taxable                                                           2,208         2,160
   Tax-exempt                                                        1,490         1,557
   Dividends                                                            68            41
Interest on federal funds sold                                         261           287
      Total interest income                                         33,040        28,359

Interest expense:
Interest on deposits                                                12,356         9,997
Interest on borrowed funds                                             149           106
      Total interest expense                                        12,505        10,103
      Net interest income                                           20,535        18,256
Provision for loan losses                                              890           782
      Net interest income after provision for loan losses           19,645        17,474

Noninterest income:
Service charges, fees and commissions                                3,165         3,162
Net gains on sale of loans                                             243           487
Net gains on sale of merchant services                                               235
      Total noninterest income                                       3,408         3,884

Noninterest expense:
Salaries and employee benefits expense                               7,648         7,234
Net occupancy and equipment expense                                  2,353         2,362
Other expenses                                                       4,828         5,301
      Total noninterest expense                                     14,829        14,897
Income before income taxes                                           8,224         6,461
Provision for income tax expense                                     1,874         1,251
      Net income                                                $    6,350   $     5,210

Other comprehensive loss:
Unrealized losses on investment securities available-for-sale   $       (3)  $      (871)
Income tax benefit related to other comprehensive loss                  (1)         (296)
      Other comprehensive loss, net of income taxes                     (2)         (575)
      Comprehensive income                                      $    6,348   $     4,635

Per share data:
Net income                                                      $     3.43   $      2.80
Cash dividends declared                                         $     1.00   $      0.92
Average common shares outstanding                                1,853,089     1,860,563

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            Dec. 31,     Sept. 30,      June 30,     March 31,    Dec. 31,
Three months ended                            2006          2006          2006         2006         2005
------------------                        -----------   -----------   -----------   ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                $     7,267    $    7,133   $     6,733   $    6,324   $     6,121
   Tax-exempt                                     328           352           446          430           315
Interest and dividends on investment
   securities available-for-sale:
   Taxable                                        612           490           503          603          637
   Tax-exempt                                     366           368           377          379          389
   Dividends                                       18            14            25           11            9
Interest on federal funds sold                     52           136            67            6          129
      Total interest income                     8,643         8,493         8,151        7,753        7,600

Interest expense:
Interest on deposits                            3,348         3,197         2,991        2,820        2,732
Interest on borrowed funds                          5                          60           84
      Total interest expense                    3,353         3,197         3,051        2,904        2,732
      Net interest income                       5,290         5,296         5,100        4,849        4,868
Provision for loan losses                         215           270           225          180          163
      Net interest income after
         provision for loan losses              5,075         5,026         4,875        4,669        4,705

Noninterest income:
Service charges, fees and commissions             772           795           810          788          751
Net gains on sale of loans                         67            63            41           72           90
      Total noninterest income                    839           858           851          860          841

Noninterest expense:
Salaries and employee benefits expense          2,037         1,903         1,918        1,790        1,818
Net occupancy and equipment expense               581           571           596          605          552
Other expenses                                  1,189         1,273         1,205        1,161        1,487
      Total noninterest expense                 3,807         3,747         3,719        3,556        3,857
Income before income taxes                      2,107         2,137         2,007        1,973        1,689
Provision for income tax expense                  507           512           432          423          359
      Net income                          $     1,600    $    1,625   $     1,575   $    1,550   $    1,330

Other comprehensive income (loss):
Unrealized gains (losses) on investment
   securities available-for-sale          $      (132)   $      868   $      (289)  $     (450)  $     (226)
Income tax expense (benefit) related to
      other comprehensive income (loss)           (45)          295           (98)        (153)         (77)
      Other comprehensive income
         (loss), net of income taxes              (87)          573          (191)        (297)        (149)
      Comprehensive income                $     1,513    $    2,198   $     1,384   $    1,253   $    1,181

Per share data:
Net income                                $      0.87    $     0.87   $      0.85   $     0.84   $     0.72
Cash dividends declared                   $      0.25    $     0.25   $      0.25   $     0.25   $     0.23
Average common shares outstanding           1,852,682     1,854,598     1,853,235    1,851,816    1,852,021

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                           Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
Three months ended                           2006        2006       2006        2006       2005
------------------                         --------   ---------   --------   ---------   --------
Net interest income:
Interest income

Loans, net:
   Taxable                                  $7,267     $7,133      $6,733     $6,324      $6,121
   Tax-exempt                                  497        534         676        651         478
      Total loans, net                       7,764      7,667       7,409      6,975       6,599

Investments:
   Taxable                                     630        504         528        614         646
   Tax-exempt                                  555        558         571        574         589
      Total investments                      1,185      1,062       1,099      1,188       1,235
Federal funds sold                              52        136          67          6         129
      Total interest income                  9,001      8,865       8,575      8,169       7,963

Interest expense:
   Deposits                                  3,348      3,197       2,991      2,820       2,732
   Borrowed funds                                5                     60         84
      Total interest expense                 3,353      3,197       3,051      2,904       2,732
      Net interest income                   $5,648     $5,668      $5,524     $5,265      $5,231

Loans, net:
   Taxable                                    7.28%      7.23%       7.05%      6.85%       6.69%
   Tax-exempt                                 6.29%      6.40%       6.11%      6.07%       5.65%
      Total loans, net                        7.20%      7.17%       6.96%      6.77%       6.60%

Investments:
   Taxable                                    4.56%      4.08%       3.90%      3.64%       3.49%
   Tax-exempt                                 7.51%      7.44%       7.38%      7.41%       7.29%
      Total investments                       5.59%      5.35%       5.17%      4.82%       4.64%
Federal funds sold                            5.09%      5.32%       5.07%      3.63%       3.97%
      Total earning assets                    6.92%      6.85%       6.64%      6.39%       6.13%

Interest expense:
   Deposits                                   3.22%      3.10%       2.90%      2.75%       2.60%
   Borrowed funds                             5.13%                  5.06%      4.62%
      Total interest-bearing liabilities      3.22%      3.10%       2.93%      2.78%       2.60%
      Net interest spread                     3.70%      3.75%       3.71%      3.61%       3.53%
      Net interest margin                     4.34%      4.38%       4.28%      4.12%       4.03%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
At period end                                        2006        2006       2006        2006       2005
-------------                                      --------   ---------   --------   ---------   --------
Assets:
Cash and due from banks                            $ 25,584    $ 17,778   $ 15,606    $ 12,435   $ 23,403
Federal funds sold                                    2,050       8,450      6,100                 12,000
Investment securities available-for-sale             91,213      80,810     83,823      90,924    104,965
Loans held for sale, net                                572       1,849      2,351       2,513      1,934
Loans, net of unearned income                       408,074     426,867    417,317     423,830    388,603
Less: Allowance for loan losses                       4,435       4,453      4,294       4,151      4,128
Net loans                                           403,639     422,414    413,023     419,679    384,475
Premises and equipment, net                          11,018      11,047     11,085      11,063     11,003
Accrued interest receivable                           2,863       3,219      2,900       2,861      2,487
Other assets                                          3,465       3,473      3,599       3,859      3,310
      Total Assets                                 $540,404    $549,040   $538,487    $543,334   $543,577

Liabilities:
Deposits:
   Noninterest-bearing                             $ 73,055    $ 73,713   $ 75,158    $ 66,350   $ 75,428
   Interest-bearing                                 410,387     419,102    408,689     413,209    415,937
      Total deposits                                483,442     492,815    483,847     479,559    491,365
Borrowed funds                                                                          10,650
Accrued interest payable                              1,106       1,136      1,052       1,032      1,024
Other liabilities                                     1,738       1,830      2,064       1,546      1,499
      Total liabilities                             486,286     495,781    486,963     492,787    493,888

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,848,687; 1,853,137;
   1,853,131; 1,851,816; 1,850,154                      610         612        612         611        611
Capital surplus                                       7,146       7,085      7,012       6,937      6,869
Retained earnings                                    45,405      44,518     43,429      42,337     41,250
Accumulated other comprehensive income                  957       1,044        471         662        959
      Total stockholders' equity                     54,118      53,259     51,524      50,547     49,689
      Total liabilities and stockholders' equity   $540,404    $549,040   $538,487    $543,334   $543,577

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
Average quarterly balances                           2006        2006       2006        2006       2005
--------------------------                         --------   ---------   --------   ---------   --------
Assets:
Loans, net:
   Taxable                                         $396,277    $391,235   $382,814    $374,452   $363,035
   Tax-exempt                                        31,330      33,129     44,366      43,507     33,558
      Total loans, net                              427,607     424,364    427,180     417,959    396,593
Investments:
   Taxable                                           54,774      49,011     54,279      68,482     73,470
   Tax-exempt                                        29,335      29,762     31,015      31,413     32,047
      Total investments                              84,109      78,773     85,294      99,895    105,517
Federal funds sold                                    4,055      10,142      5,296         670     12,878
      Total earning assets                          515,771     513,279    517,770     518,524    514,988
Other assets                                         28,028      26,129     25,614      23,601     26,190
      Total assets                                 $543,799    $539,408   $543,384    $542,125   $541,178

Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                                $412,205    $409,575   $413,157    $415,556   $416,910
   Noninterest-bearing                               74,440      74,542     71,713      66,601     72,840
      Total deposits                                486,645     484,117    484,870     482,157    489,750
Borrowed funds                                          387                  4,758       7,374
Other liabilities                                     2,693       2,600      2,416       2,189      1,880
      Total liabilities                             489,725     486,717    492,044     491,720    491,630
Stockholders' equity                                 54,074      52,691     51,340      50,405     49,548
      Total liabilities and stockholders' equity   $543,799    $539,408   $543,384    $542,125   $541,178

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                             Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
At quarter end                                 2006        2006       2006        2006       2005
--------------                               --------   ---------   --------   ---------   --------
Nonperforming assets:
   Nonaccrual/restructured loans              $2,010      $2,653     $3,006      $2,804     $3,303
   Accruing loans past due 90 days or more       292         603        571         794        546
   Foreclosed assets                             352          84        158         410        363
Total nonperforming assets                    $2,654      $3,340     $3,735      $4,008     $4,212

Three months ended

Allowance for loan losses:
Beginning balance                             $4,453      $4,294     $4,151      $4,128     $4,067
Charge-offs                                      264         170        102         181        114
Recoveries                                        31          59         20          24         12
Provision for loan losses                        215         270        225         180        163
Ending balance                                $4,435      $4,453     $4,294      $4,151     $4,128

SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.